UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 3, 2016

BMC STOCK HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-36050	26-4687975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Lakeside Commons
980 Hammond Drive NE, Suite 500
Atlanta, GA 30328
(Address of principal executive offices) (Zip Code)
(678) 222-1219
(Registrant’s telephone number, including area code)

Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On June 3, 2016, BMC Stock Holdings, Inc. (the “Company”) issued a press release announcing the launch of a new, consolidated corporate brand and that it will change its NASDAQ ticker symbol from “STCK” to “BMCH” beginning June 6, 2016. A copy of the Company’s press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.
Item 9.01.  Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by BMC Stock Holdings, Inc. on June 3, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMC STOCK HOLDINGS, INC.

By	/s/ Paul S. Street
Paul S. Street General Counsel and Corporate Secretary
Date: June 3, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by BMC Stock Holdings, Inc. on June 3, 2016